Exhibit 10.5


                           Deferred Compensation Plan
                              for the Directors of
                            Phelps Dodge Corporation
                   Amended and Restated as of December 4, 1996
                   -------------------------------------------


1.       Eligibility
--------------------

                  Each member of the Board of Directors of Phelps Dodge Corporation (the "Corporation") who is not also an officer or employee of the Corporation (a "Director") is eligible to participate in the Deferred
Compensation Plan for the Directors of Phelps Dodge Corporation (the "Plan"). The Secretary of the Corporation shall provide a copy of the Plan to each Director together with a form of letter which may be used, if the Director so elects, to notify the Corporation of his or her election to participate in the Plan.

2.       Participation
----------------------

                  (a) Deferral Election. Prior to December 31st of any year, a Director may elect to defer receipt of all or any part of his or her annual retainer and/or meeting fees (the amount elected to be deferred being herein referred to as "Fees") for the calendar year following the year in which such election is made, and to have such amounts credited, in whole or in part, to a memorandum account credited with a fixed annual return (the "Interest Account") and/or a memorandum account deemed to be invested in notional Common Shares of the Corporation (the "Stock Account"). Any person who shall become a Director during any calendar year may elect, not later than the 30th day after his or her term begins, to defer payment of all or any part of his or her annual retainer and/or meeting fees payable for the portion of such calendar year following such election.
                  (b) Form and Duration of Deferral Election. A deferral election shall be made by written notice filed with the Secretary of the Corporation. Such election shall continue in effect (including with respect to compensation payable for subsequent calendar years) unless and until the Director revokes or modifies such election by written notice filed with the Secretary of the Corporation. Any such revocation or modification of a deferral election shall become effective as of the end of the calendar year in which such notice is given and only with respect to compensation payable for services as a Director thereafter. Amounts credited to the Director's Interest Account and/or Stock Account (collectively, the "Accounts") prior to the effective date of any such revocation or modification of a deferral election shall not be affected by such revocation or modification and shall be distributed only in accordance with the otherwise applicable terms of the Plan.

                  (c) Renewal. A Director who has revoked an election to participate in the Plan may file a new election to defer fees payable for services to be rendered in the calendar year following the year in which such election is filed.

3.       Director's Accounts
-----------------------------

                  (a) Establishment of Accounts. The Corporation shall maintain an Interest Account and a Stock Account for each Director who has elected to participate in the Plan, and shall make additions to and subtractions from such Accounts as provided in this Plan.

                  (b) Interest Account. Fees allocated to the Interest Account pursuant to this Section 3 shall be credited to the Interest Account as of the date such Fees would have been paid to the Director. In the case of a transfer of any amount from the Stock Account to the Interest Account, the amount to be credited to the Interest Account shall be determined pursuant to Section 4(e) below. Any amounts credited to the Interest Account shall be credited with interest annually on December 31 of each calendar year, except that in the event a Director dies while the balance in such Director's Interest Account is a positive number, interest shall be credited on such balance as of the end of the calendar month in which the Director dies. The amount to be credited as interest pursuant to the preceding sentence with respect to amounts credited to the Interest Account on January 1 of the then current calendar year shall be equal to the product of such amounts and the Applicable Interest Rate (as defined below). With respect to each amount credited to the Interest Account after January 1 of the then current calendar year, the amount to be credited as interest pursuant to this Section 3(b) shall be equal to (i) the product of such amount and the Applicable Interest Rate times (ii) a fraction, the numerator of which is the number of days in such calendar year during which such amount is credited to the Interest Account and the denominator of which is 365.

                  Effective January 1, 1993, the Applicable Interest Rate shall mean the percentage equal to the prime rate of interest in effect at The Chase Manhattan Bank (or any successor thereto) on the first business day of the then current calendar year (the "Annual Rate"), except that, in the case of an interest calculation being made as of the end of the month in which a Director dies, the Applicable Interest Rate shall equal the product of (i) the Annual Rate and (ii) a fraction, the numerator of which is the number of full calendar months during such year which have been completed on or prior to such date and the denominator of which is 12. (Prior to January 1, 1993, interest shall be calculated and credited as provided in the Plan as previously in effect.)

                  (c) Stock Account. Any Fees allocated to the Stock Account pursuant to this Section 3 shall be deemed to be invested in a number of notional Common Shares of the Corporation (the "Units") equal to the quotient of
(i) the dollar amount of such Fees divided by (ii) the Market Value Per Share (as defined below) on the date the Fees then being allocated to the Stock Account would otherwise have been paid to the Director. In the case of a transfer of any amount from the Interest Account to the Stock Account, the amount being transferred shall be deemed to be invested in a number of Units equal to the quotient of (i) the dollar amount of such transfer divided by (ii) the Market Value Per Share on the effective date of such transfer. Fractional Units shall be credited, but shall be rounded to the nearest hundredth percentile, with amounts equal to or greater than .005 rounded up and amounts less than .005 rounded down.

                  The Market Value Per Share on any date shall mean the average of the high and low prices per share for a Common Share of the Corporation as reported on the Consolidated Tape of the New York Stock Exchange on such date. If such date is not a business day or if no sale occurs on such date, Market Value Per Share shall be determined, in the manner described above, as of the first preceding business day on which a sale occurs.

                  Whenever a dividend other than a dividend payable in the form of the Corporation's Common Shares is declared with respect to the Corporation's Common Shares, the number of Units in the Director's Stock Account shall be increased by the number of Units determined by dividing (i) the product of (A) the number of Units in the Director's Stock Account on the related dividend record date and (B) the amount of any cash dividend declared by the Corporation on a Common Share (or, in the case of any dividend distributable in property other than Common Shares, the per share value of such dividend, as determined by the Corporation for purposes of income tax reporting) by (ii) the Market Value Per Share on the related dividend payment date. In the case of any dividend declared on the Corporation's Common Shares which is payable in Common Shares, the Director's Stock Account shall be increased by the number of Units equal to the product of (i) the number of Units credited to the Director's Stock Account on the related dividend record date and (ii) the number of shares of Common Shares (including any fraction thereof) distributable as a dividend on a Common Share.

                  In the event of any change in the number or kind of outstanding Common Shares by reason of any recapitalization, reorganization, merger, consolidation, stock split or any similar change affecting the Common Shares, other than a stock dividend as provided above, the Board of Directors shall make an appropriate adjustment in the number of Units credited to the Director's Stock Account.

                  (d) Investment Elections for Deferred Fees. At the time a Director elects to defer Fees pursuant to Section 2(a), the Director shall designate in writing the portion of such Director's Fees, stated as a whole percentage, to be credited to the Interest Account and the portion to be credited to the Stock Account. Any Fees to be credited to either Account shall be rounded to the nearest whole cent, with amounts equal to or greater than $.005 rounded up and amounts below $.005 rounded down. If a Director fails to notify the Secretary as to how to allocate the Fees between the two Accounts, 100% of such Fees shall be credited to the Interest Account. By written notice to the Secretary of the Corporation delivered not later than the last day of any calendar quarter, a Director may change the manner in which Fees payable with respect to services to be rendered after the end of such calendar quarter are allocated among the Accounts.

                  (e) Transfers between Accounts. At any time, and from time to time, a Director may elect to make transfers between Accounts (with respect to all or a portion of his or her existing Account balances) by written notice to the Secretary of the Corporation. Any such transfer shall take effect as of the date such notice is received.

4.  Distribution from Accounts
------------------------------

                  (a) Form of  Distribution  Election.  At the  time a  Director makes a deferral election pursuant to Section 2(a), the Director shall also file with the Secretary of the Corporation a written election (a "Distribution Election") with respect to (i) the timing and manner of distribution of the aggregate amount, if any, credited to the Interest Account and the value of any Units to be credited to the Stock Account and (ii) the form of the distribution from the Stock Account. A Distribution Election shall specify that a distribution from the Director's Accounts shall:

         (A) commence on the first business day of any calendar year following the calendar year in which such Fees are deferred, but not later than the calendar year of the electing Director's 75th birthday;

         (B) be in one lump sum payment or in such number of annual installments (not to exceed ten) as the Director may designate; and

         (C) with respect to the portion of the distribution to be made from the Stock Account, be payable in cash or in Common Shares of the Corporation.

                  (b) Amendment of Distribution Election. A Director may at any time, and from time to time, change the Distribution Election applicable to his or her Accounts. Notwithstanding the foregoing, no election to change the method and/or timing of any distribution with respect to the Director's Accounts shall be effective unless (i) it is made in writing and received by the Secretary of the Corporation prior to the time at which the Director ceases to be a Director of the Corporation and (ii) at least one full calendar year elapses between

                  (A)    the date as of which such election is so filed and

                  (B) (I) the date as of which a distribution would otherwise have commenced and

                         (II) the date as which such distribution will commence under such election.

Such timing restrictions shall not apply to a Director's election to change the form of payment with respect to the portion of the distribution from his or her Stock Account.

                  (c) Payment of Plan Distributions. Any distribution hereunder, whether in the form of a lump sum payment or installments, shall commence in accordance with the Distribution Election made by the Director in accordance with Section 4(a) or 4(b). If a Director fails to specify a commencement date for a distribution in accordance with Section 4(a) or 4(b), such distribution shall commence on the first business day of the calendar year immediately following the year in which the Director ceases to be a Director of the Corporation. If a Director fails to specify in accordance with Section 4(a) or 4(b) that a distribution shall be made in a lump sum payment or a number of installments, such distribution shall be made in a lump sum payment. If a Director fails to specify, in accordance with Section 4(a) or 4(b), the form of payment for the portion of the distribution from the Stock Account, such portion shall be payable in cash. In the case of any distribution being made in annual installments, each installment after the first installment shall be paid on the first business day of each calendar year following the year in which such first installment is paid until the entire amount subject to such installment Distribution Election shall have been paid.

                  (d) Valuation of Units on Transfer or Distribution. Any transfer or cash distribution from the Director's Stock Account, whether to the Interest Account or to the Director or his or her beneficiary and whether part of a lump sum distribution or an installment payment, shall be determined by multiplying the number of Units then subject to distribution by the Market Value Per Share on the date prior to the date as of which distribution is to be made. In the event of a distribution from the Director's Stock Account to be paid in Common Shares, the number of Common Shares payable shall be equal to the number of whole Units subject to such distribution. Any fractional Units will be settled in cash based on the Market Value Per Share on the date prior to the date as of which distribution is to be made.

                  (e) Interest Account Installment Payments. Where a Director receives the balance of his or her Accounts in annual installments, the amount of each installment from the Interest Account shall be equal to the product of
(i) the balance credited to such Interest Account on the date of such payment and (ii) a fraction, the numerator of which is one (1) and the denominator of which is the total number of installments remaining to be paid at that time.

                  (f) Stock Account Installment Payments. Where a Director receives the balance of his or her Accounts in annual installments, the number of Units subject to such distribution shall be equal to the product of (i) the number of Units in the Stock Account on the date of such distribution and (ii) a fraction, the numerator of which is one (1) and the denominator of which is the total number of installments remaining to be paid at that time.

5.  Distribution on Death
-------------------------

                  If a Director shall die before payment of all amounts credited to the Director's Accounts has been completed, the total unpaid balance then credited to such Director's Accounts shall be paid to the Director's designated beneficiaries or estate in a single lump sum payment in cash within 30 days after the Secretary of the Corporation receives notice of the Director's death.

6.  Designation of a Beneficiary
--------------------------------

                  A Director may designate a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive any payments to be made upon the Director's death pursuant to Section 5. At any time, and from time to time, any such designation may be changed or canceled by the Director without the consent of any beneficiary. Any such designation, change or cancellation must be made by written notice filed with the Secretary of the Corporation. If a Director designates more than one beneficiary, any payments to such beneficiaries made pursuant to Section 5 shall be made in equal shares unless the Director has designated otherwise, in which case the payments shall be made in the shares designated by the Director. If no beneficiary has been named by a Director, payment shall be made to the Director's estate.

7.  Amendment and Termination
-----------------------------

                  The Board of Directors may at any time amend or terminate the Plan; provided no such amendment or termination shall impair the rights of a Director with respect to amounts then credited to his Accounts under the Plan.

8.  Miscellaneous
-----------------

                  (a) Unfunded Plan. The Corporation shall not be obligated to fund its liabilities under the Plan, the separate memorandum Accounts established for each Director electing deferment shall not constitute trusts, and a Director shall have no claim against the Corporation or its assets other than as an unsecured general creditor.

                  (b) No Rights as Shareholder. A Director shall have no rights as a shareholder of the Corporation with respect to any Units credited to the Stock Account pursuant to the Plan unless and until Common Shares are delivered pursuant to Section 4 above.

                  (c) Nonalienation. The right of a Director to receive a distribution of the value of such Director's Accounts payable pursuant to the Plan shall not be subject to assignment or alienation.